Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of NETSTREIT Corp. (the "Company") for the period ended September 30, 2021, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, as the Chief Financial Officer, Treasurer and Secretary of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

    1.    The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 28, 2021	Signed:	/s/ ANDREW BLOCHER
Andrew Blocher
Chief Financial Officer, Treasurer and Secretary